UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2018 (April 19, 2018)

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The regular annual meeting of the stockholders of Humana Inc. was held in Louisville, Kentucky, on April 19, 2018, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal #1: The final results of the election of directors were as follows:

Name	For	Against	Abstained	Broker Non-Votes
Kurt J. Hilzinger	114,544,722	1,903,600	171,687	5,419,888
Frank J. Bisignano	114,588,086	1,840,933	190,990	5,419,888
Bruce D. Broussard	115,380,275	1,118,286	121,448	5,419,888
Frank A. D’Amelio	112,922,081	3,525,771	172,157	5,419,888
Karen B. DeSalvo, M.D.	115,158,437	1,332,078	129,494	5,419,888
W. Roy Dunbar	111,304,584	5,112,459	202,966	5,419,888
David A. Jones, Jr.	110,141,610	6,363,329	115,070	5,419,888
William J. McDonald	115,957,484	465,938	196,587	5,419,888
William E. Mitchell	114,016,372	2,393,888	209,749	5,419,888
David B. Nash, M.D.	114,367,537	2,061,418	191,054	5,419,888
James J. O’Brien	115,161,641	1,254,028	204,340	5,419,888
Marissa T. Peterson	115,906,479	583,694	129,836	5,419,888

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal #2	For	Against	Abstained	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018	118,636,096	3,261,603	142,198	0

Proposal #3	For	Against	Abstained	Broker Non-Votes
Board proposal regarding advisory approval of the company’s executive compensation	77,160,681	39,077,850	381,478	5,419,888

Item 7.01.	Regulation FD Disclosure.

Humana Inc. issued a press release today, a copy of which is attached hereto as Exhibit 99.1, and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release, dated April 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle Senior Vice President and Chief Accounting Officer

Dated: April 23, 2018